================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 11, 2007


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                          Commission File No.: 0-13907
                 I.R.S. Employer Identification No.: 41-1526554

                     Address of principal executive offices:
                             2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 796-7300

                              ---------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

ITEM 4.01.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Dismissal of Independent Registered Public Accountant; Appointment of New Independent Registered Public Accountant

         On April 11, 2007, the audit committee of Synovis Life Technologies, Inc. recommended and approved a change in its independent registered public accounting firm to audit its financial statements. Effective April 11, 2007, Synovis dismissed Deloitte & Touche LLP and appointed Grant Thornton LLP to serve as its independent registered public accounting firm.

         The reports of Deloitte & Touche on Synovis' consolidated financial statements for its fiscal years ended October 31, 2005 and October 31, 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During Synovis' two most recent fiscal years and the subsequent interim period through April 11, 2007, (i) there were no disagreements between Synovis and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its reports for such periods (a "Disagreement") and (ii) there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (a "Reportable Event").

         Synovis has not, during its two most recent fiscal years or the subsequent interim period through April 11, 2007, consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Synovis' financial statements, and neither was a written report provided to Synovis nor oral advice provided that Grant Thornton concluded was an important factor considered by Synovis in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a Disagreement or a Reportable Event.

         On April 11, 2007, Synovis furnished Deloitte & Touche with a copy of this Form 8-K and requested that Deloitte & Touche furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Deloitte & Touche's letter to the Commission, dated April 12, 2007, is filed as Exhibit 16.1 to this current report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits.

                Exhibit                       Description
                ------                        -----------
                 16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated April 12, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  SYNOVIS LIFE TECHNOLOGIES, INC.


Dated: April 16, 2007             By: /s/ Brett A. Reynolds
                                      ------------------------------------------
                                      Brett A. Reynolds
                                      Vice President of Finance, Chief Financial
                                      Officer and Corporate Secretary

                                  EXHIBIT INDEX

Exhibit No.                          Description                                     Method Of Filing
-----------------------------------------------------------------------   ---------------------------------------
     16.1          Letter from Deloitte & Touche LLP to the Securities         Filed herewith electronically.
                   and Exchange Commission dated April 12, 2007.